UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 30, 2015

CHUY’S HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35603 (Commission File Number)	20-5717694 (IRS Employer Identification No.)

1623 Toomey Rd.
Austin, Texas 78704
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 473-2783

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
On July 30, 2015, Chuy’s Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. All matters submitted for approval by the Company’s stockholders, as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 10, 2015, were approved. The number of shares of common stock entitled to vote at the Company’s 2015 Annual Meeting of Stockholders was 16,473,069, representing the number of shares outstanding as of June 2, 2015, the record date for the annual meeting.

The results of each matter voted on were as follows:

1.	Election of directors. The following directors were elected for terms expiring at the 2018 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Starlette Johnson	11,948,028	2,058,513	1,668,422
Doug Schmick	12,832,623	1,173,918	1,668,422
Michael Young	11,876,459	2,130,082	1,668,422

2.	Ratification of appointment of McGladrey LLP as the Company's independent registered public accounting firm for 2015. The appointment was ratified.

Votes For	Votes Against	Abstentions
15,548,273	20,952	105,738

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHUY’S HOLDINGS, INC.

By: /s/ Sharon A. Russell
    Sharon A. Russell
    Chief Administrative Officer and Secretary

Date: July 31, 2015